Exhibit 32.1

CEO AND CFO CERTIFICATION OF PERIODIC REPORT

We, Lawrence J. Mosner, Chief Executive Officer of Deluxe Corporation (the “Company”), and Douglas J. Treff, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2003	/s/ Lawrence J. Mosner Lawrence J. Mosner Chief Executive Officer

/s/ Douglas J. Treff Douglas J. Treff Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Deluxe Corporation and will be retained by Deluxe Corporation and furnished to the Securities and Exchange Commission or its staff upon request.